Investor Update Q2 2023 Peapack-Gladstone Bank Peapack Private Wealth Management The Q2 2023 Investor Update should be read in conjunction with the Q2 2023 Earnings Release issued on July 25, 2023. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our proposed entry into New York City, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2023 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for loan and lease losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) our ability to successfully generate business in new geographic markets including our proposed entry into New York City; 22) a reduction in our lower-cost funding sources; 23) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 24) our ability to adapt to technological changes; 25) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 26) our ability to retain key employees; 27) demands for loans and deposits in our market areas; 28) adverse changes in securities markets and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Core EPS $0.81; ROA 0.92%; ROE 10.53%; ROTE 11.49%.* NIM down 39 bps on a linked quarter basis, primarily driven by a decline in noninterest bearing deposits. Cycle to date deposit beta 41%. Deposit levels flat for the year (down 2% in Q2). Total available liquidity** of $3.6B. Loans grew $148MM for the year (5.6% annualized). Despite isolated credit issues, asset quality remains strong; enhanced early monitoring program continues. Wealth Management fees of $14.3MM comprised 25% of total revenue for the quarter. New inflows were $274MM for the quarter ($214MM managed). Total fee income grew 3% on a linked quarter (11% annualized); represents 32% of total revenue. Repurchased 184,000 shares. Tangible book value per share increased $1.72 or 6% to $28.98 for the year.* Capital ratios improved; CET1 increased 45 bps for the year. AOCI remained relatively flat at ($68.0MM). HTM impairment totaled approximately $11MM. Expansion to NYC will enhance future growth and profitability. Q2 2023 Highlights 3 *See Non-GAAP financial measures reconciliation table. **Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities.

4 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1 Q2 2023 Adjusted excluded fair value adjustment loss for CRA equity securities ($209,000); Q1 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209,000). See Non-GAAP financial measures reconciliation table. 2 Q2 2023 Adjusted excluded expense related to recent retirement of certain employees ($1.7MM); Q1 2023 Adjusted excluded expense related to accelerated vesting of restricted stock associated with an executive retiring ($300,000) and expense associated with three retail branch closures ($175,000). See Non-GAAP financial measures reconciliation table. 3 Q2 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax, which is set to expire on 12.31.2023 ($318,000). See Non-GAAP financial measures reconciliation table. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. Quarterly Results Impacted by a Decline in NIM (Dollars in thousands, except per share data) Total Deposit Beta Through the Cycle 41% +5% Linked Quarter

Available for Sale 84% Natural Expansion Rare market disruption results in a private banking business model void in NYC. Existing high performing client centric culture. Prime midtown location identified. High Caliber Talent Hired 17 private banking professionals from First Republic, Signature, Valley (Bank Leumi) based on our culture and product offering. Will opportunistically hire as production ramps up and proven talent becomes available. Compelling Risk-Reward “Acquisition-like strategy” without integration noise. Short investment earn-back period. Enhances profitability and value creation. Substantial growth opportunities in personal banking, wealth management, loans and deposits. Expansion to New York City: A Compelling Opportunity

Available for Sale 84% NYC Expansion Compliments a Wide Body of Strategic Work

1 Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2 Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income. 3 Total Assets as of March 31, 2023. Successfully Migrated from a Community Bank to a Private Bank

AUM/AUA (000s) Fees (000s) Peapack Private Wealth Management 8 $10.7B AUM/AUA 37% EBITDA Margin YTD 2022 18.7% 2017-2022 CAGR $3.7MM Avg Relationship $274MM Q2 2023 Gross Inflows YTD 2023 $28.0MM

9 Peapack Private Wealth Management New Business Inflows AUM/AUA (000s) $777MM $701MM $843MM $1,070MM $528MM

Stable Fee Revenue 10 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue 26% 32% Q3 2022 $16.4MM $18.6MM In 000’s $14.3MM $12.9MM $18.1MM $13.8MM 29% Q1 2023 Q2 2023 $16.8MM $13.0MM Q4 2022 26%

*(Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities) / Total Assets. **See Non-GAAP financial measures reconciliation table. Stable Trends in Liquidity and Capital

* The amount of capital the Company holds above the well-capitalized levels as defined in the FDIC's Prompt Corrective Action framework. ** After-tax difference between cost-basis and fair value of HTM securities. Significant Capital Buffer Available for Sale 84% Held to Maturity 16% Investment Portfolio Composition June 30, 2023

*Source: FFIEC 031 and 041 RC-0 Memo #2 ** Coverage is defined as (Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities) / Uninsured Deposits Ample Coverage of Uninsured Deposits Deposit Base Details (as of June 30, 2023) 24% Uninsured as a % of Total Dep 66% 19% 13% 2% $ millions 283% Coverage**

14 (in 000’s) Minimal Refinance Risk within Multifamily, Office & Retail CRE Note: Based on Call Report data.

15 Our Current High-Risk CRE Exposure* to Softening Market Conditions GREEN “Very Low Risk” LTV: 62.3% YELLOW “Moderate Risk” LTV: 59.4% RED “High Risk” LTV: 61.4% GREEN YELLOW RED TOTAL Multifamily $1,691 $193 $0 $1,884 Retail $166 $37 $18 $221 Office $16 $88 $5 $109 TOTAL $1,873 $318 $23 $2,214 (In $MM’s) *Multifamily, CRE Office, and Retail Note: Based on Call Report data. Source: Jeffrey Otteau, Otteau Group Inc, 06.2023 NEW JERSEY NEW YORK PENNSYLVANIA

Commercial Banking 16 $2.9B Outstandings 53% of Total Loans Diversified C&I continues to be our area of focus for future growth $1.7MM Unused LOC Fees YTD (in millions) $1,585 *NOTE: CRE excludes MFL for each period presented. $2,100 $2,474 $2,658 $2,537 $2,839 $1.4MM Account Analysis Fees YTD 45% of C&I and CRE portfolio is floating rate 5 Year C&I CAGR 17% vs no growth for CRE $2,903 Commercial Banking*

17 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix as of 06/30/2023 Gross Loans: $5.45 billion Note: Gross loans include loans held for sale. ($2,278MM) ($1,884MM) ($625MM) ($662MM)

Diversification within C&I Lending 18 C&I Loans constitute 42% ($2.3B) of the total loan portfolio and includes 277 distinct NAICS codes.

19 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCR Non-Owner Occupied CRE constitutes 11% ($625MM) of the total loan portfolio. LTV 51.1% DSCR 1.51x LTV 57.5% DSCR 1.54x LTV 52.4% DSCR 1.63x LTV 50.6% DSCR 1.49x LTV 58.0% DSCR 1.54x LTV 45.3% DSCR 1.32x LTV 51.0% DSCR 1.49x LTV 54.3% DSCR 1.52x LTV 51.9% DSCR 1.50x

Multifamily Loan Portfolio 20 Multifamily Portfolio Balance % (in $MM's) NY (Rent Regulated) $917 48.7% NY (Market Rent) $101 5.3% NJ (Rent Regulated) $360 19.1% NJ (Market Rent) $241 12.8% PA (Rent Regulated) $10 0.6% PA (Market Rent) $255 13.5% TOTAL $1,884 100.0% Rent Regulated $1,288 68.4% Market Rent $596 31.6% TOTAL $1,884 100.0% Current LTV 63.2% Current DSCR 1.48x Current Debt Yield 9.3% Multifamily constitutes 35% ($1.9B) of the total loan portfolio.

NPAs / Assets (%) ALLL (ACL) / Non-Performing Loans (%) 1 30-89 Days Past Due / Gross Loans (%) Credit Metrics 21 Classified Loans / Gross Loans (%) 1 Commencing on 01/01/2022, the allowance calculation is based on the CECL methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology.

Personal Banking* 22 $326MM average deposits per personal banking location** New York City MSA with branches in 3 of top 15 wealthiest US counties #1 Deposit Growth in Top 10 14% CAGR since 2012 91% Core Unique private banking service model Growth Upside 6% market share in an $89B deposit market *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Deposits and Loans as of June 30, 2023. $662MM Residential/Consumer Loans**

Stable and diversified funding base. Proven private bank business model with significant barriers to entry. $10.7B AUM/AUA ($57MM annualized revenue) wealth management business. Well-positioned to capitalize on next generation wealth transfer. High performing commercial lending platform that includes M&A advisory services. Entry into NYC will deliver growth, additional core liquidity, and positive earnings. Attractive geographic franchise enhanced with our entry into NYC. Investment grade ratings from both Moody’s (positive outlook) and Kroll. ABA Best Banks To Work For five years in a row. Compelling Investment Considerations 23

Appendix Peapack-Gladstone Bank

25 Quarterly Balance Sheet Summary (Dollars in thousands)

26 1 Amounts reflect modifications that are paying according to modified terms. 2 Excludes modifications included in nonaccrual loans of $777,000 at June 30, 2023. 3 Amounts reflect troubled debt restructurings (“TDRs”) that are paying according to restructured terms. 4 Excludes TDRs included in nonaccrual loans in the following amount:  $13.4MM at 12/31/2022. On 01/01/2023, the Company adopted Accounting Standards Update 2022-02, which replaced the accounting and recognition of TDRs. 5 Provision to roll forward the ACL excludes a provision of $30,000 at 06/30/2023, a credit of $173,000 at 12/31/2022, and a credit of $803,000 at 06/30/2022 related to off-balance sheet commitments. 6 Net charge-offs for the quarters ended 06/30/2023 and 12/31/2022 included a charge-off of $1.2MM of a previously established reserve to loans individually evaluated on one commercial real estate loan. 7 Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL. Asset Quality (Dollars in thousands)

27 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $68MM for the quarter ended 06/30/2023, $74.2MM for the quarter ended 12/31/2022, and $58.7MM for the quarter ended 06/30/2022.  See Non-GAAP financial measures reconciliation table. Capital Summary

Quarter Non-GAAP Financial Measures Reconciliation 28 1 Q2 2023 Adjusted excluded fair value adjustment loss for CRA equity securities ($209,000); Q1 2023 Adjusted excluded fair value adjustment gain for CRA equity securities ($209,000); Q2 2022 Adjusted excluded fair value adjustment loss for CRA equity securities ($475,000). 2 Q2 2023 Adjusted excluded expense related to recent retirement of certain employees ($1.7MM); Q1 2023 Adjusted excluded expense related to accelerated vesting of restricted stock associated with an executive retiring ($300,000) and expense associated with three retail branch closures ($175,000). 3 Q2 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax, which is set to expire on 12/31/2023 ($318,000). 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  5 Efficiency Ratio calculated by dividing total noninterest expense, by net interest income and total noninterest income. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Quarter Non-GAAP Financial Measures Reconciliation (Dollars in thousands, except per share data) 29 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Contacts Corporate Headquarters Contact 30